Muhlenkamp Fund
              Intelligent Investment Management

ANNUAL REPORT

December 31, 2002

Phone:  (800) 860-3863
E-mail:  fund@muhlenkamp.com
Web Site:  www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call (800) 860-3863 for a free prospectus. Read it carefully before you invest.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Annual Report of your Fund.

In our quarterly letters to you over the past four years (available on our website at www.muhlenkamp.com), we have spelled out our thoughts on the evolving economic and market pictures. We'd like to update those thoughts.

The economy continues to expand.

Growth in Gross Domestic Product (GDP) for calendar year 2002 was 3%. This is "normal" growth, roughly equaling the long-term trends in population and productivity. But it is not the 5-6% "catch-up" growth we've come to expect after a recession, which is why the unemployment rate has barely begun to decline. As we've said for the past year, we believe we're recovering from a "normal cyclical recession." We haven't made the governmental policy mistakes that would give us a depression or revived inflation. Nor do we see much risk of a "double-dip" back into recession. In many respects, the economy is acting much like it did after the 1990 recession when the recovery was also somewhat "half-speed."

Stock prices continue to be volatile while seeking fair values. Fair value for most companies is increasing as the economy expands, profits recover, and inflation continues to subside. This worked well for our stocks early in the year giving us gains through May; but in June and July, none of that mattered.

In June and July, many investors sold their stocks and equity mutual funds, apparently to relieve the pain of the past few years. The pattern was repeated, though with less intensity, in September and October. Since then, the markets and most stocks have moved sideways, without much direction or conviction.
Given the persistent hits to the consumer/investor psyche over the past eighteen months, we don't find this too surprising. (A friend of mine commented, "God must be a centipede because the shoes just keep dropping.")

We think that time and resolution of some of the current uncertainties (war with Iraq being #1) will allow consumer/investor psyches to heal and the underlying values to once again be reflected in stock prices. While we certainly aren't happy with a year down nearly 20%, we believe that stock prices declined for reasons that were real but unpredictable (not unlike 1990-1991).

As a result of lower stock prices and increasing company values, we're finding enough good investment values that we want to be fully invested, and believe it's a good opportunity to add to our stockholdings.

Folks, we've been here before, most recently in 1991 and 1995. Again today, we are presented with good opportunities as a result of the public's fears of owning stocks.

Ronald H. Muhlenkamp

/s/ Ronald H. Muhlenkamp

President
February, 2003

Past performance does not guarantee future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please refer to the Annual Report for further fund performance.

                        TOTAL RETURN %                CUMULATIVE RETURN %
                 ---------------------------      ---------------------------
Period Ending    Muhlenkamp Fund     S&P 500      Muhlenkamp Fund     S&P 500
-------------    ---------------     -------      ---------------     -------
 12/31/93              18.1            10.1            18.1            10.1
 12/31/94              (7.2)            1.3             9.6            11.5
 12/31/95              33.0            37.6            45.8            53.5
 12/31/96              30.0            23.0            89.5            88.8
 12/31/97              33.3            33.4           152.6           151.8
 12/31/98               3.2            28.6           160.7           223.8
 12/31/99              11.4            21.0           190.4           291.8
 12/31/00              25.3            (9.1)          263.9           256.2
 12/31/01               9.3           (11.8)          297.7           214.1
 12/31/02             (19.9)          (22.1)          218.6           144.7

                  A $10,000 INVESTMENT IN THE MUHLENKAMP FUND

       YEAR ENDING              MUHLENKAMP FUND              S&P 500 INDEX
       -----------              ---------------              -------------
         12/31/92                   $10,000                     $10,000
         12/31/93                   $11,812                     $11,008
         12/31/94                   $10,963                     $11,153
         12/31/95                   $14,576                     $15,345
         12/31/96                   $18,946                     $18,868
         12/31/97                   $25,255                     $25,162
         12/31/98                   $26,068                     $32,354
         12/31/99                   $29,040                     $39,161
         12/31/00                   $36,387                     $35,597
         12/31/01                   $39,782                     $31,393
         12/31/02                   $31,857                     $24,458

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/92. Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2002

Muhlenkamp Fund                     One Year   Three Year  Five Year   Ten Year
---------------                     --------   ----------  ---------   --------
Return Before Taxes                  -19.92%      3.14%      4.76%      12.29%
Return After Taxes
  on Distributions*<F1>              -19.92%      2.80%      4.45%      11.93%
Return After Taxes
  on Distributions
  and Sale of Fund Shares*<F1>       -12.23%      2.54%      3.87%      10.50%

S&P 500**<F2>                        -22.09%    -14.53%     -0.58%       9.33%

  *<F1> After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
 **<F2> The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

                       STATEMENT OF ASSETS & LIABILITIES
                               DECEMBER 31, 2002

                                     ASSETS
INVESTMENTS, AT VALUE (Cost $626,926,536)                         $606,818,883
CASH                                                                   128,718
RECEIVABLE FOR SECURITIES SOLD                                       1,902,943
RECEIVABLE FOR FUND SHARES SOLD                                        803,396
DIVIDENDS RECEIVABLE                                                   556,237
INTEREST RECEIVABLE                                                        298
OTHER ASSETS                                                            30,744
                                                                  ------------
   Total assets                                                    610,241,219
                                                                  ------------

                                  LIABILITIES
OPTIONS WRITTEN, AT VALUE                                            2,138,490
  (Premiums received $1,332,659)
PAYABLE FOR SECURITIES PURCHASED                                     6,483,014
PAYABLE FOR FUND SHARES REDEEMED                                     1,208,045
PAYABLE TO ADVISER                                                     524,419
ACCRUED EXPENSES AND OTHER LIABILITIES                                 199,767
                                                                  ------------
   Total liabilities                                                10,553,735
                                                                  ------------
NET ASSETS                                                        $599,687,484
                                                                  ------------
                                                                  ------------

                                   NET ASSETS
PAID IN CAPITAL                                                   $644,938,845
UNDISTRIBUTED NET INVESTMENT INCOME                                    289,769
ACCUMULATED NET REALIZED LOSS
  ON INVESTMENTS SOLD, AND OPTION
  CONTRACTS EXPIRED OR CLOSED                                      (24,627,646)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                     (20,107,653)
   Written options                                                    (805,831)
                                                                  ------------
NET ASSETS                                                        $599,687,484
                                                                  ------------
                                                                  ------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (unlimited number of shares authorized, $.001 par value)          13,982,197
NET ASSET VALUE PER SHARE                                         $      42.89
                                                                  ------------
                                                                  ------------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
   Dividends (Net of foreign taxes withheld of $10,721)          $   6,019,714
   Interest                                                            640,912
                                                                 -------------
       Total investment income                                       6,660,626
                                                                 -------------

EXPENSES:
   Investment advisory fees                      $   6,216,930
   Shareholder servicing and accounting costs          487,685
   Reports to shareholders                              80,760
   Federal & state registration fees                    72,911
   Custody fees                                         46,810
   Administration fees                                 411,426
   Trustees' fees and expenses                           4,815
   Professional fees                                    19,070
   Other                                                21,691
                                                 -------------
   Total operating expenses
     before expense reductions                       7,362,098
   Expense reductions (see Note 8)                     (82,513)
                                                 -------------
       Total expenses                                                7,279,585
                                                                 -------------
NET INVESTMENT LOSS                                                   (618,959)
                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
     Investments                                   (26,688,189)
     Written options                                 6,506,289
                                                 -------------
     Net realized loss                                             (20,181,900)
   Change in unrealized appreciation (depreciation) on:
     Investments                                  (131,271,813)
     Written options                                  (277,250)
                                                 -------------
     Net unrealized loss                                          (131,549,063)
                                                                 -------------
   Net realized and unrealized loss on investments                (151,730,963)
                                                                 -------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(152,349,922)
                                                                 -------------
                                                                 -------------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED          YEAR ENDED
                                                            DECEMBER 31, 2002   DECEMBER 31, 2001
                                                            -----------------   -----------------
OPERATIONS:
     Net investment loss                                       $   (618,959)       $   (602,114)
     Net realized loss on investments sold
       and option contracts expired or closed                   (20,181,900)         (4,558,776)
     Change in unrealized appreciation (depreciation)
       on investments and written options                      (131,549,063)         29,033,541
                                                               ------------        ------------
          Net increase (decrease) in net assets
            resulting from operations                          (152,349,922)         23,872,651
                                                               ------------        ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                  520,882,464         452,045,891
     Cost of shares redeemed                                   (309,261,499)       (202,887,944)
                                                               ------------        ------------
     Net increase in net assets resulting
       from capital share transactions                          211,620,965         249,157,947
                                                               ------------        ------------
          Total increase in net assets                           59,271,043         273,030,598

NET ASSETS:
     Beginning of year                                          540,416,441         267,385,843
                                                               ------------        ------------
     End of year                                               $599,687,484        $540,416,441
                                                               ------------        ------------
                                                               ------------        ------------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------
                                               2002           2001           2000           1999           1998
                                               ----           ----           ----           ----           ----
NET ASSET VALUE, BEGINNING OF YEAR           $  53.55       $  48.98       $  41.11       $  37.65       $  36.55

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)               (0.06)(1)<F3>  (0.11)(1)<F3>  (0.08)(1)<F3>  (0.11)(2)<F4>   0.08(2)<F4>
     Net realized and unrealized
       gains (losses) on investments           (10.60)          4.68          10.28           4.37           1.10
                                             --------       --------       --------       --------       --------
     Total from investment operations          (10.66)          4.57          10.20           4.26           1.18

LESS DISTRIBUTIONS:
     From net investment income                    --             --             --             --          (0.08)
     From net realized gains                       --             --          (2.33)         (0.80)            --
                                             --------       --------       --------       --------       --------
     Total distributions                           --             --          (2.33)         (0.80)         (0.08)
                                             --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD               $  42.89       $  53.55       $  48.98       $  41.11       $  37.65
                                             --------       --------       --------       --------       --------
                                             --------       --------       --------       --------       --------

TOTAL RETURN                                 (19.92)%          9.33%         25.30%         11.40%          3.22%

NET ASSETS, END OF PERIOD (in thousands)     $599,687       $540,416       $267,386       $178,599       $194,962
RATIO OF OPERATING EXPENSES
  TO AVERAGE NET ASSETS(3)<F5>                  1.17%          1.17%          1.28%          1.35%          1.32%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                (0.10)%        (0.14)%        (0.20)%        (0.26)%          0.21%
PORTFOLIO TURNOVER RATE                        11.17%         10.52%         32.04%         14.52%         27.03%

(1)<F3> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F4> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(3)<F5> The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, were 1.18%, 1.21%,
          1.36%, 1.38% and 1.36%, respectively (See Note 8).

                       See notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

NAME OF ISSUER OR TITLE OF ISSUE                        SHARES           VALUE
--------------------------------                        ------           -----
COMMON STOCK -- 99.4%+<F7>

AUTOMOBILES & COMPONENTS -- 5.6%+<F7>
   Delphi Corporation                                  350,000    $  2,817,500
   Monaco Coach Corporation*<F6>                       172,500       2,854,875
   National R.V. Holdings, Inc.*<F6>                   183,750       1,098,825
   Superior Industries International, Inc.             338,180      13,987,125
   Thor Industries, Inc.                               139,300       4,796,099
   Winnebago Industries, Inc.                          204,100       8,006,843
                                                                  ------------
                                                                    33,561,267
                                                                  ------------

BANKS -- 3.7%+<F7>
   Mellon Financial Corporation                        140,000       3,655,400
   PNC Financial Services Group                        150,000       6,285,000
   Washington Mutual, Inc.                             361,687      12,489,052
                                                                  ------------
                                                                    22,429,452
                                                                  ------------

CAPITAL GOODS -- 7.7%+<F7>
   BE Aerospace, Inc.*<F6>                              62,000         225,680
   General Cable Corporation                           126,000         478,800
   Goodrich Corporation                                550,000      10,076,000
   Graco Inc.                                          238,105       6,821,708
   JLG Industries, Inc.                                118,100         889,293
   The Lamson & Sessions Co.*<F6>                      478,000       1,539,160
   Rush Enterprises, Inc. - Class A*<F6>               282,005       1,043,419
   Rush Enterprises, Inc. - Class B*<F6>               282,005       1,029,318
   Terex Corporation*<F6>                              126,500       1,409,210
   Tyco International Ltd. f<F9>#<F8>                1,335,600      22,812,048
                                                                  ------------
                                                                    46,324,636
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES -- 2.0%+<F7>
   Cendant Corporation*<F6>                          1,110,000      11,632,800
   EnPro Industries, Inc.*<F6>                         130,000         520,000
                                                                  ------------
                                                                    12,152,800
                                                                  ------------

CONSUMER DURABLES -- 14.0%+<F7>
   American Woodmark Corporation                       262,100      12,449,750
   The Black & Decker Corporation                       92,700       3,975,903
   Masco Corporation                                   100,000       2,105,000
   Mohawk Industries, Inc.*<F6>                        440,663      25,095,758
   Polaris Industries Inc.                             309,600      18,142,560
   Salton, Inc.*<F6>                                    84,200         810,004
   Stanley Furniture Company, Inc.*<F6>                310,900       7,228,425
   Whirlpool Corporation                               267,700      13,979,294
                                                                  ------------
                                                                    83,786,694
                                                                  ------------

DIVERSIFIED FINANCIALS -- 11.3%+<F7>
   Citigroup Inc.                                      450,000      15,835,500
   Countrywide Financial Corporation                   500,000      25,825,000
   Fannie Mae                                           74,400       4,786,152
   Gabelli Asset Management Inc. - Class A*<F6>        121,600       3,652,864
   Knight Trading Group, Inc.*<F6>                     700,000       3,353,000
   Merrill Lynch & Co., Inc.                           204,000       7,741,800
   Metris Companies Inc.                               250,000         617,500
   Morgan Stanley                                      143,000       5,708,560
   Nicholas Financial, Inc.*<F6>                        21,000          84,420
                                                                  ------------
                                                                    67,604,796
                                                                  ------------

ENERGY -- 8.3%+<F7>
   Anadarko Petroleum Corporation                       95,500       4,574,450
   Conoco Inc.                                         173,049       8,373,841
   Denbury Resources Inc.*<F6>                         104,000       1,175,200
   The Houston Exploration Company*<F6>                215,800       6,603,480
   Nabors Industries, Ltd.*<F6>f<F9>                    90,000       3,174,300
   Ocean Energy, Inc.                                  400,000       7,988,000
   OMNI Energy Services Corp.*<F6>                      28,533          21,685
   Patterson-UTI Energy, Inc.*<F6>                     600,000      18,102,000
                                                                  ------------
                                                                    50,012,956
                                                                  ------------

FOOD & DRUG RETAILING -- 0.4%+<F7>
   SUPERVALU INC.                                      160,000       2,641,600
                                                                  ------------

FOOD BEVERAGE & TOBACCO -- 1.5%+<F7>
   Philip Morris Companies Inc.                        225,280       9,130,598
                                                                  ------------

FOOTWEAR -- 0.2%+<F7>
   R. G. Barry Corporation*<F6>                        322,200       1,321,020
                                                                  ------------

HEALTH CARE EQUIPMENT & SERVICES -- 2.4%+<F7>
   D & K Healthcare Resources, Inc.                    439,000       4,495,799
   Orthodontic Centers of America, Inc.*<F6>           618,600       6,748,926
   Tenet Healthcare Corporation*<F6>                   200,000       3,280,000
                                                                  ------------
                                                                    14,524,725
                                                                  ------------

HOMEBUILDING -- 18.2%+<F7>
   Beazer Homes USA, Inc.*<F6>                         226,300      13,713,780
   Centex Corporation                                  680,000      34,136,000
   Meritage Corporation*<F6>                           491,600      16,542,340
   NVR, Inc.*<F6>                                      125,000      40,687,500
   Pulte Homes, Inc.                                    60,115       2,877,705
   Toll Brothers, Inc.*<F6>#<F8>                        49,800       1,005,960
                                                                  ------------
                                                                   108,963,285
                                                                  ------------

INSURANCE -- 5.4%+<F7>
   Conseco, Inc.*<F6>                                1,357,808          52,955
   Fidelity National Financial, Inc.                   952,752      31,278,848
   Travelers Property Casualty Corp. - Class A*<F6>     19,873         291,140
   Travelers Property Casualty Corp. - Class B*<F6>     40,832         598,189
                                                                  ------------
                                                                    32,221,132
                                                                  ------------

MATERIALS -- 3.6%+<F7>
   Abitibi-Consolidated Inc. f<F9>                     280,000       2,158,800
   Cemex S.A. de C.V. ADR f<F9>                        644,969      13,873,283
   RTI International Metals, Inc.*<F6>                  40,000         404,000
   Texas Industries, Inc.                              201,900       4,906,170
                                                                  ------------
                                                                    21,342,253
                                                                  ------------

MEDIA -- 0.6%+<F7>
   The Reader's Digest Association, Inc. - Class A     220,000       3,322,000
                                                                  ------------

RETAILING -- 0.1%+<F7>
   Wilsons - The Leather Experts Inc.*<F6>              92,500         462,500
                                                                  ------------

SOFTWARE & SERVICES -- 2.3%+<F7>
   Citrix Systems, Inc.*<F6>                         1,100,000      13,552,000
                                                                  ------------

TECHNOLOGY HARDWARE & EQUIPMENT -- 4.5%+<F7>
   Applied Materials, Inc.*<F6>                        126,300       1,645,689
   ATMI, Inc.*<F6>                                     343,900       6,369,028
   Intel Corporation                                    16,000         249,120
   International Business Machines Corporation         140,000      10,850,000
   MasTec, Inc.*<F6>                                   613,700       1,810,415
   Photon Dynamics, Inc.*<F6>                          273,700       6,240,360
                                                                  ------------
                                                                    27,164,612
                                                                  ------------

TELECOMMUNICATION SERVICES -- 0.4%+<F7>
   Amdocs Limited*<F6>f<F9>                            200,000       1,964,000
   Superconductor Technologies Inc.*<F6>               346,620         325,823
                                                                  ------------
                                                                     2,289,823
                                                                  ------------

TRANSPORTATION -- 3.5%+<F7>
   Arkansas Best Corporation*<F6>                      736,300      19,129,810
   Frontier Airlines, Inc.*<F6>                        320,900       2,169,284
                                                                  ------------
                                                                    21,299,094
                                                                  ------------

UTILITIES -- 3.7%+<F7>
   Calpine Corporation*<F6>#<F8>                     2,819,800       9,192,548
   Dynegy Inc. - Class A                               520,000         613,600
   El Paso Corporation                                 991,450       6,900,492
   Exelon Corporation                                  100,000       5,277,000
                                                                  ------------
                                                                    21,983,640
                                                                  ------------
          Total Common Stocks (Cost $616,198,536)                  596,090,883
                                                                  ------------

NAME OF ISSUER OR TITLE OF ISSUE              PRINCIPAL AMOUNT           VALUE
--------------------------------              ----------------           -----
SHORT-TERM INVESTMENT -- 1.8%+<F7>

COMMERCIAL PAPER -- 1.8%+<F7>
   Galaxy, 1.00%, 01/02/03                         $10,728,000      10,728,000
                                                                  ------------
          Total Short-Term Investment (Cost $10,728,000)            10,728,000
                                                                  ------------
TOTAL INVESTMENTS -- 101.2%+<F7>
  (Cost $626,926,536)                                             $606,818,883
                                                                  ------------
                                                                  ------------

*<F6>   Non income producing security.
+<F7>   Investments are shown as a percentage of net assets at December 31,
        2002.
#<F8> All or a portion of the shares have been committed as collateral for written option contracts.
f<F9>   Foreign company
  ADR   American Depository Receipt

                       See notes to financial statements.

                          SCHEDULE OF OPTIONS WRITTEN
                               DECEMBER 31, 2002

                                                        CONTRACTS
UNDERLYING SECURITY/EXPIRATION                         (100 SHARES
DATE/EXERCISE PRICE:                                  PER CONTRACT)    VALUE
------------------------------                        -------------    -----
CALL OPTIONS
   Toll Brothers, Inc.
     Expiration March 2003, Exercise Price $22.50           100     $   10,000
   Tyco International Ltd.
     Expiration January 2003, Exercise Price $17.50       1,000         55,000
     Expiration April 2003, Exercise Price $17.50         1,000        190,000

PUT OPTIONS
   Calpine Corporation
     Expiration January 2004, Exercise Price $20.00         923      1,504,490
   Toll Brothers, Inc.
     Expiration March 2003, Exercise Price $22.50           100         34,000
   Tyco International Ltd.
     Expiration January 2003, Exercise Price $17.50       1,000        105,000
     Expiration April 2003, Exercise Price $17.50         1,000        240,000
                                                                    ----------
TOTAL OPTIONS WRITTEN
  (Premiums received $1,332,659)                                    $2,138,490
                                                                    ----------
                                                                    ----------

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002

1.   ORGANIZATION

The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a. Investment Valuations -- Stocks and bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined by procedures established by the Board of Trustees.

b. Investment Transactions and Related Investment Income -- Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund will make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

d. Dividends and Distributions to Shareholders of Beneficial Interest -- Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

e. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f. Options Transactions -- The Fund may write put and call options only if it
   (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

   When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

Muhlenkamp & Co., Inc. (the "Adviser"), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

4.   LINE OF CREDIT

The Fund has established a line of credit agreement ("LOC") with a national banking association, which expires April 30, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowings of the Fund are subject to a $25 million cap on the total LOC. At December 31, 2002, there were no borrowings by the Muhlenkamp Fund outstanding under the LOC. For the year ended December 31, 2002, the Fund incurred $818 of interest expense.

5.   CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

                                              YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2002   DECEMBER 31, 2001
                                          -----------------   -----------------
Shares outstanding, beginning of year         10,091,742          5,458,654
Shares sold                                   10,426,090          8,672,934
Shares redeemed                               (6,535,635)        (4,039,846)
                                              ----------         ----------
Shares outstanding, end of year               13,982,197         10,091,742
                                              ----------         ----------
                                              ----------         ----------

6.   OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Muhlenkamp Fund during the year ended December 31, 2002, were as follows:

                                         NUMBER OF CONTRACTS  PREMIUMS RECEIVED
                                         -------------------  -----------------
Options outstanding, beginning of year         12,470           $  4,650,119
Options written                                83,415             21,136,483
Options exercised                             (40,572)           (10,508,982)
Options expired                               (37,781)           (10,297,741)
Options closed                                (12,409)            (3,647,220)
                                              -------           ------------
Options outstanding, end of year                5,123           $  1,332,659
                                              -------           ------------
                                              -------           ------------

7.   INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2002 were as follows:

              PURCHASES                                SALES
     ---------------------------          ------------------------------
     U.S. GOVERNMENT       OTHER          U.S. GOVERNMENT          OTHER
     ---------------       -----          ---------------          -----
           $0           $289,918,583             $0             $66,617,724

The components of the net unrealized depreciation in the value of the investments held at December 31, 2002 for tax purposes are as follows:

Gross unrealized appreciation of investments                      $131,869,896
Gross unrealized depreciation of investments                      (154,550,968)
                                                                  ------------
Net unrealized depreciation of investments                        $(22,681,072)
                                                                  ------------
                                                                  ------------

At December 31, 2002, the cost of investments for federal income tax purposes was $629,499,955. The primary difference between the cost of investments for book purposes and tax purposes is due to deferred wash sale losses.

At December 31, 2002, the Fund had accumulated net realized capital loss carryovers of $17,656,856 that will expire in 2010 and $3,833,114 that will expire in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At December 31, 2002 and 2001, the Fund had no distributable ordinary income for tax purposes.

8.   EXPENSE REDUCTIONS

The Fund has a directed business arrangement with Capital Institution Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities at best price and execution, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. For the year endedDecember 31, 2002, the Fund's expenses were reduced $27,838 by utilizing directed brokerage credits resulting in a decrease in the expense ratio being charged to shareholders of 0.00%. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the expenses in the Statement of Operations.

Beginning in 2000, expenses are also reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the year endedDecember 31, 2002, the Fund's expenses were reduced $54,675 by utilizing minimum account maintenance fees, resulting in a decrease in the expense ratio being charged to shareholders of 0.01%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Muhlenkamp Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muhlenkamp Fund (constituting the Wexford Trust hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 7, 2003

                             TRUSTEES AND OFFICERS

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS   OTHER
                         POSITION(S)    TERM OF OFFICE    PRINCIPAL                       IN COMPLEX   DIRECTORSHIPS
NAME, ADDRESS,           HELD           AND LENGTH OF     OCCUPATION(S)                   OVERSEEN     HELD
AND AGE                  WITH FUND      TIME SERVED       DURING PAST 5 YEARS             BY TRUSTEE   BY TRUSTEE
--------------           ----------     --------------    -------------------             ----------   -------------
Interested Trustees:
--------------------
Alfred E. Kraft          Trustee        Served as         An independent                  1            None
202 Fan Hollow Road                     Trustee from      management consultant
Uniontown, PA  15401                    1998 to present   since 1986
Age:  65

Terrence McElligott      Trustee        Served as         President of West Penn          1            None
4103 Penn Avenue                        Trustee from      Brush & Supply, Inc.,
Pittsburgh, PA  15224                   1998 to present   as a wholesale industrial
Age:  55                                                  brush sales company,
                                                          since 1979

Interested Trustees and Officers:
---------------------------------
Ronald H. Muhlenkamp     President      Served as         President and Director          1            None
Muhlenkamp &             and            President and     of Muhlenkamp &
  Company, Inc.          Trustee        Trustee from      Company, Inc.,
3000 Stonewood Drive,                   1987 to present   investment adviser
  Suite 310                                               to the Fund
Wexford, PA  15090
Age:  59

James S. Head            Vice           Served as Vice    Executive Vice President        1            None
Muhlenkamp &             President      President from    of Muhlenkamp &
  Company, Inc.          and            1999 to present   Company, Inc.,
3000 Stonewood Drive,    Treasurer                        investment adviser to
  Suite 310                                               the Fund, from 1999 to
Wexford, PA  15090                                        present; Branch Manager,
Age:  57                                                  Parker/Hunter Inc., a
                                                          securities brokerage firm
                                                          from 1995 to 1999

John H. Kunkle, III      Vice           Served as Vice    Portfolio analyst with          1            None
Muhlenkamp &             President      President from    Muhlenkamp &
  Company, Inc.                         1999 to present   Company, Inc., investment
3000 Stonewood Drive,                                     adviser to the Fund,
  Suite 310                                               since 1992
Wexford, PA  15090
Age:  40

Jean Leister             Secretary      Served as         Director of Operations          1            None
Muhlenkamp &                            Secretary         with Muhlenkamp &
  Company, Inc.                         from              Company, Inc.,
3000 Stonewood Drive,                   1992 to present   investment adviser to
  Suite 310                                               the Fund, since 1987
Wexford, PA  15090
Age:  55

Additional information about the Fund's trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling (800) 860-3863.

                               INVESTMENT ADVISER
                           Muhlenkamp & Company, Inc.
                        3000 Stonewood Drive, Suite 310
                               Wexford, PA  15090

                        ADMINISTRATOR AND TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                            100 E. Wisconsin Avenue
                              Milwaukee, WI  53202